UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBMF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On September 14, 2026, the directors of Cambium Networks, Ltd (“CNL”), an indirect, wholly-owned subsidiary of Cambium Networks Corporation (the “Company”), filed a notice of appointment of administrators (the “Notice of Appointment”) in the High Court of Justice Business and Property Courts of England and Wales (the “UK Court”) in accordance with the requirement of Paragraph 29 of Schedule B1 to the Insolvency Act 1986 and rule 3.24 of the Insolvency (England and Wales) Rules 2016. Upon filing of the Notice of Appointment, the appointment of David Shambrook, Gordon Thomson, Joe Barry and James Woodhead of RSM UK Restructuring Advisory LLP as administrators (the “Administrators”) of CNL became effective.

Although the Administrators will attempt to sell the Company’s assets, including some or all of the Company’s business lines, the Company anticipates that all of the remaining entities part of the CNL group will be wound up in locally administered processes.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 11, 2026, the Company reduced its workforce by 260 employees globally, or 53.6% of the Company’s total global workforce, effective immediately. No severance payments were offered or made. At the time of filing this Current Report on Form 8-K, the Company is unable to determine estimates of amounts expected to be incurred in connection with these restructuring actions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2026, in connection with the reduction in workforce discussed in Item 2.05 above, the employment of Vibhu Vivek, Senior Vice President, Products, of the Company was terminated as his role was eliminated.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (formatting in Inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to statements relating to the Company’s ability to sell some or all of the Company's assets and/or business lines and the plan to wind up the remaining entities part of the Cambium Networks, Ltd. group in locally administered processes. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that sales of Company's assets do not occur. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	September 14, 2026	By:	/s/ Sally Rau
		Name: Title:	Sally Rau Chief Legal Officer